UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2022

CEN BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55557	-
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300-3295 Quality Way
Windsor, Ontario
Canada
N8T 3R9
(Address of principal executive offices, including zip code)

(519) 419-4958
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

☑
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Accounting Firm

On May 2, 2022, the Board of Directors (the “Board”) of CEN Biotech, Inc., an Ontario, Canada corporation (the “Company”) approved the dismissal of Mazars USA LLP (“Mazars”), as its independent registered accounting firm, effective immediately.

Mazars was engaged by the Company on January 16, 2018. No audit report of Mazars for the years ended December 31, 2021 or December 31, 2020, contained an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of providing an explanatory paragraph stating there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through May 2, 2022, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Mazars on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Mazars, would have caused Mazars to make reference to the subject matter of such disagreement in connection with its reports on the financial statements for such periods and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Mazars with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that Mazars furnish the Company with a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree.

Mazars’s letter to the Commission, dated May 4, 2022, is attached hereto as Exhibit 16.1.

Engagement of New Independent Registered Accounting Firm

On May 2, 2022, the Company’s Board approved the appointment of Olayinka Oyebola & Co (“OOC”) as the Company’s new independent registered public accounting firm effective immediately.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through May 2, 2022, neither the Company nor anyone acting on its behalf consulted with OOC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in connection with which either a written report or oral advice was provided to the Company that OOC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1*	Letter from Mazars USA LLP to the Securities and Exchange Commission dated May 4, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CEN Biotech, Inc.

Date: May 5, 2022	By:	/s/ Brian S. Payne
Brian S. Payne
Chief Executive Officer (principal executive officer)